Supplement to the
Fidelity® Limited Term Bond ETF
December 30, 2024
Summary Prospectus

Alexandre Karam no longer serves as Co-Portfolio Manager of the fund.
The following information supplements information found in the "Fund Summary" section under the "Portfolio Manager(s)" heading.
Jared Beckerman (Co-Portfolio Manager) has managed the fund since 2025.
T13-SUSTK-0425-105 1.9887762.105	April 30, 2025